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New Fortress Energy Inc. Announces Court Approval to Convene Plan Meetings

NEW YORK, NY – May 18, 2026 - New Fortress Energy Inc. (NASDAQ: NFE) (“NFE” or the “Company”) is pleased to announce that it has achieved the next step in the implementation of a consensual UK Restructuring Plan (“UK RP”). On May 14, 2026, the High Court made an order granting the Plan Companies permission to convene meetings of their creditors for the purpose of considering and, if thought fit, approving the UK RP (the “Convening Order”).

NFE previously announced on March 17, 2026, that it entered into a Restructuring Support Agreement (“RSA”) with its creditors as part of the UK RP. On April 20, 2026, NFE announced that its subsidiaries, NFE Global Holdings Limited and NFE Brazil Newco Limited, acting as Plan Companies, executed and published a practice statement letter in connection with the UK RP.

Plan Meetings and Next Steps
In accordance with the Convening Order, the Plan Companies have made the Explanatory Statement available to Plan Creditors on the website maintained by Kroll: https://deals.is.kroll.com/nfe. Further details, including information on how Plan Creditors submit a vote, are set out in the Explanatory Statement.

The deadline for submitting a voting instruction for voting at the Plan Meeting is 10:00 p.m. (London) / 5:00 p.m. (New York) on June 9, 2026. The Plan Meetings will be held on June 15, 2026. The Plan Meetings will be held as hybrid physical and virtual meetings, with the physical meetings being held at the offices of Skadden, Arps, Slate, Meagher & Flom (UK) LLP at 22 Bishopsgate, London EC2N 4BQ, United Kingdom.

The UK RP is subject to the sanction of the court. The Sanction Hearing is scheduled for June 18, 2026. If sanctioned by the court, the UK RP is expected to be implemented by the third quarter of 2026, subject to customary conditions and regulatory approvals.

Creditors should contact the Information Agent at nfe@is.kroll.com with any questions on accessing the Plan Documentation – including to request provision of hard or electronic copies.

NFE Global Holdings Limited
Suite 1, 7th Floor
50 Broadway
London, SW1H 0BL
United Kingdom

NFE Brazil Newco Limited
Suite 1, 7th Floor
50 Broadway
London, SW1H 0DB
United Kingdom

About New Fortress Energy Inc.

New Fortress Energy Inc. (NASDAQ: NFE) is a global energy infrastructure company founded to address energy poverty and accelerate the world’s transition to reliable, affordable, and clean energy. The Company owns and operates natural gas and liquefied natural gas (LNG) infrastructure and an integrated fleet of ships and logistics assets to rapidly deliver turnkey energy solutions to global markets. Collectively, the Company’s assets and operations reinforce global energy security, enable economic growth, enhance environmental stewardship and transform local industries and communities around the world.

No Offer or Solicitation
The information set forth in this press release is not an offer to sell or exchange, or solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for, any securities, or the solicitation of a proxy, consent, or authorization in any jurisdiction or any vote or approval in any jurisdiction in connection with the transaction, the stockholder approvals or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.
Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the transaction and the stockholder approvals. In connection with the transaction and the stockholder approvals, the Company will file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement (as amended or supplemented from time to time, the “proxy statement”). BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION AND THE STOCKHOLDER APPROVALS OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE STOCKHOLDER APPROVALS AND THE PARTIES TO THE TRANSACTION. Copies of the proxy statement and other relevant materials and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, stockholders and investors may obtain free copies of the proxy statement and other relevant materials by directing a request to: New Fortress Energy Inc., 111 W. 19th Street, 8th Floor, New York, New York 10011, Attention: Investor Relations.
Participants in Proxy Solicitation
The Company and certain of its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the transaction and the stockholder approvals. Information about the directors and executive officers of the Company, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2025, filed with the SEC on April 30, 2026. To the extent holdings of NFE common stock by the directors and executive officers of NFE have changed from the amounts disclosed in such filings, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3, Statements of Changes in Beneficial Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5, in each case filed with the SEC. Other information regarding the persons who may be deemed participants in the proxy solicitations in connection with the transaction, and a description of any interests that they have in the transaction, by security holdings or otherwise, will be contained in the proxy statement to be filed with the SEC regarding the transaction and the stockholder approvals when they become available. Stockholders, potential investors, and other interested persons should read the proxy statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements
This press release includes “forward-looking statements,” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act of 1934, as amended, including, in particular, any statements about our plans, strategies, objectives, initiatives, roadmap and prospects. We generally use the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “aim” and similar expressions in this press release to identify forward-looking statements. We have based these forward-looking statements on our current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements, include, but are not limited to, statements related to the transaction described above, including the Company’s ability to complete the transaction on the terms contemplated by the RSA, on the timeline contemplated or at all, and the Company’s ability to realize the intended benefits of the transaction. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors. Additional risks that could cause future results to differ from those expressed by any forward-looking statement are described in the Company’s reports filed with the SEC, including in the section entitled “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and the section entitled “Risk Factors” in Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those identified herein, could cause our results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, we do not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of the filing of this press release or to reflect the occurrence of unanticipated events or otherwise.

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Investors
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Source: New Fortress Energy Inc.